Exhibit 99.2

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Total Assets

In millions
750
650
550
450
350
250
150
50
-50
173
213
255
439
356
379
433
467
515
614
672
'96
'97
'98
'99
'00
'01
'02
'03
'04
'05
'9/06

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UNITY BANCORP•INC

Unity Footprint

Wayne
Pike
Orange
Putnam
Fairfield
Sussex
Rockland
Passaic
Westchester
Monroe
Warren
Morris
Bergen
Bronx
Essex
Nassau
Suffolk
Hudson
Queens
New York
Kings
Northampto
Lehigh
Hunterdon
Somerset
Bucks
Mercer
Monmouth
Montgomery
Chester
Delaware
Philadelphia
Burlington
Ocean
Copyright (C) 2006 SNL Financial LC. All rights reserved
0
29.2mi
Branches
Current Branch Locations
Pending Locations
Loan Production Offices

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Total Assets

In millions
9.3%
$700
$650
$600
$550
$500
$450
$400
$350
$300
$250
$379
$433
$467
$515
$614
$672
12/01
12/02
12/03
12/04
12/05
9/06

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Total Loans

In millions
11.2%
$525
$500
$475
$450
$425
$400
$375
$350
$325
$300
$275
$250
$225
$200
$273
$312
$340
$373
$435
$499
12/01
12/02
12/03
12/04
12/05
09/06

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Net Interest Margin

4.25%
3.75%
3.25%
2.75%
4.28%
3.96%
4.09%
4.18%
4.17%
3.85%
3.77%
3.74%
3.44%
3.56%
3.59%
2.84%
2001
2002
2003
2004
2005
9/06 YTD
Net Interest Spread
Margin

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Total Deposits

In millions
6.8%
$600
$550
$500
$450
$400
$350
$300
$250
$200
$339
$383
$415
$434
$522
$557
12/01
12/02
12/1/03
12/04
12/05
9/30/06

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Shareholders' Equity

In millions

11.5%
$50.0
$45.0
$40.0
$35.0
$30.0
$25.0
$20.0
$15.0
$10.0
$27.1
$30.8
$35.9
$40.9
$45.7
12/02
12/03
12/04
12/05
9/30/2006

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Capital Ratios

14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
12/01
12/02
12/03
12/04
12/05
9/30/2006
10.75%
12.32%
12.53%
12.39%
11.65%
12.91%
9.53%
11.05%
11.28%
11.14%
10.40%
10.92%
6.62%
8.38%
9.02%
9.09%
8.55%
9.12%
Leverage
Tier I
Total Capital

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UNITY BANCORP•INC

Stock Price

$17
$15
$13
$11
$9
$7
$5
$3
15.28
13.33
12.80
10.89
7.48
5.90
6.92
6.26
6.21
5.41
4.79
4.35
12/31/01
12/31/02
12/31/03
12/31/04
12/31/2005
9/30/2006
Market Price
Book Value

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[LOGO OF UNITY BANCORP INC]

Super
Community
Bank
Conference
Nov 6 - 7
2006

[LOGO OF UNITY BANCORP INC]	Forward-Looking Statement

This presentation contains certain  forward-looking statements, either expressed or implied, which are provided to assist the reader in understanding anticipated future financial performance. These statements involve certain risks, uncertainties, estimates and assumptions made by management, which are subject to factors beyond the company’s control and could impede its ability to achieve these goals. These factors include general economic conditions, trends in interest rates, the ability of our borrowers to repay their loans, and results of regulatory exams, among other factors.

[LOGO OF UNITY BANCORP INC]	Unity Company Profile

•	State Chartered - Opened 1991
•	Assets of $672 million
•	Deposits of $557 million
•	14 branches, headquartered in Clinton, NJ
•	Strategic commercial lending focus
•	Nationally recognized SBA lender

[LOGO OF UNITY BANCORP INC]	Total Assets

In millions

[CHART APPEARS HERE]

[LOGO OF UNITY BANCORP INC]	Milestones

•	Unity recorded record profits, YTD $4.9 million
•	10th Consecutive year of SBA awards
	–	Bronze award from the State of New York 2005
	–	Gold award from the State of New Jersey 2005
	–	33rd largest SBA Lender in the United States
	–	8th largest SBA Lender in the State of New Jersey
•	NY Sales production office
•	Branch acquisition in Phillipsburg, NJ closed Nov. ‘05 - $22 million in deposits and loans
•	Announcement of 2 future branch sites in NJ
•	Pennsylvania expansion into Forks Township

[LOGO OF UNITY BANCORP INC]	Performance Ratios

			QTD	YTD
	2004	2005	9/30/06	9/30/06

Earnings Per Diluted Share	$0.83	$0.96	$0.23	$0.71
Return on Assets	1.10%	1.10%	0.97%	1.02%
Return on Common Equity	16.32%	16.29%	15.00%	15.54%
Efficiency Ratio	64.51%	61.53%	65.48%	65.29%

[LOGO OF UNITY BANCORP INC]	Unity Footprint

[GRAPHIC APPEARS HERE]

[LOGO OF UNITY BANCORP INC]	Unity “Commandments”

•	Treat all employees and customers with dignity and respect
•	Provide the highest level of service for our customers
•	Increase the profits of the bank
•	Always do the right thing

[LOGO OF UNITY BANCORP INC]	Experienced Management Team

Name	Title	Years Banking Experience

Jim Hughes, CPA	President and CEO	24

Alan Bedner, CPA	Executive VP, CFO	13

Mike Downes	Executive VP, CLO	21

John Kauchak	Executive VP, CRO	26

Kelly Stashko	Executive VP, CIO	21

[LOGO OF UNITY BANCORP INC]	Prudent Credit Culture

•	Experienced Lenders
•	Comprehensive Approval Process
•	Reliance on Cash Flow and Collateral
•	External and Internal Loan Review Process
•	Experienced Asset Management Process

[LOGO OF UNITY BANCORP INC]	Strategic Initiatives for 2007

•	National SBA Program
•	Sale of Non Bank Products in Branch Network
•	Expansion of Mortgage Department
•	Development of Internet Bank Channel
•	Remote Deposit Capture

[LOGO OF UNITY BANCORP INC]

Financial Presentation

[LOGO OF UNITY BANCORP INC]	Income Statement

In thousands

				9/30/2006		% Change

	2003	2004	2005	2005 YTD	2006 YTD

Net interest income	$17,867	$19,158	$22,234	$16,267	$18,030	10.8%
Provision for loan losses	1,600	1,175	1,850	1,325	950	-28.3%
Non-interest income	8,343	7,629	8,190	6,118	5,892	-3.7%
Non-interest expense	17,329	17,230	18,676	13,872	15,573	12.3%

Net income before tax	7,281	8,382	9,898	7,188	7,399	2.9%
Tax expense	2,698	3,052	3,688	2,732	2,478	-9.3%

Net income	$4,583	$5,330	$6,210	$4,456	$4,921	10.4%

N/I per diluted share	$0.70	$0.79	$0.91	$0.66	$0.71	7.6%
Performance Ratios
ROAA	1.04%	1.10%	1.10%	1.08%	1.02%
ROAE	16.05%	16.32%	16.29%	15.85%	15.54%
Efficiency Ratio	66.60%	64.50%	61.50%	62.16%	65.29%

[LOGO OF UNITY BANCORP INC]	Total Assets

In millions

[CHART APPEARS HERE]

[LOGO OF UNITY BANCORP INC]	Total Loans

In millions

[CHART APPEARS HERE]

[LOGO OF UNITY BANCORP INC]	Loans by Type

12/31/01	9/30/06

[CHART APPEARS HERE]	[CHART APPEARS HERE]

Commercial & SBA	63.4%	Commercial	78.0%
Res Mortgage	26.8%	Res Mortgage	12.4%
Consumer	9.8%	Consumer	9.6%

[LOGO OF UNITY BANCORP INC]	Asset Quality

	2003	2004	2005	9/30/2006

Nonperforming assets	5,722	4,436	4,539	6,473
ALLL/Total Loans	1.58%	1.57%	1.54%	1.50%
ALLL/NPL	99.20%	143.14%	158.04%	115.56%
NPL/Total Loans	1.59%	1.10%	0.97%	1.30%
Net Charge-Off Ratio	0.11%	0.19%	0.20%	0.10%

[LOGO OF UNITY BANCORP INC]	Net Interest Margin

[CHART APPEARS HERE]

	2001	2002	2003	2004	2005	9/30/06

Prime Rate	4.75%	4.25%	4.00%	5.25%	7.25%	8.25%

[LOGO OF UNITY BANCORP INC]	Total Deposits

In millions

[CHART APPEARS HERE]

[LOGO OF UNITY BANCORP INC]	Shareholders’ Equity

In millions

[CHART APPEARS HERE]

[LOGO OF UNITY BANCORP INC]	Capital Ratios

[CHART APPEARS HERE]

[LOGO OF UNITY BANCORP INC]

Key Investment Appeals

[LOGO OF UNITY BANCORP INC]	Key Investment Appeals

•	Top Quartile Performance Ratios
•	Continued Earnings Momentum
•	Focus on Deposit and Loan Growth
•	Leader in SBA Lending
•	Insider Ownership
•	Attractive Valuation
•	Expansion Strategy
•	Growing Market Share in Attractive Markets

[LOGO OF UNITY BANCORP INC]	Ratios

	Quarter September 30, 2006

	Unity	Peer*

Performance Ratios (%):
ROAA	0.97	0.72
ROAE	15.00	7.89
Net Interest Margin	3.78	3.81
Efficiency Ratio	65.48	69.61
Loans / Deposits	89.49	81.48
Market Ratios:
Price/Earnings (x)	15.75	25.32
Price/Book (%)	220.80	188.61
Dividend Yield (%)	1.31	1.17

[LOGO OF UNITY BANCORP INC]	Stock Price

[CHART APPEARS HERE]

[LOGO OF UNITY BANCORP INC]

[GRAPHIC APPEARS HERE]

[LOGO OF UNITY BANCORP INC]

Peer Data Includes the median of 36 Public Commercial Banks in New Jersey. Data as of, or for the period ending June 30, 2006
Pricing data as of November 1, 2006